UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/05-04/30/06

ITEM 1.  REPORT TO STOCKHOLDERS.

SEMIANNUAL REPORT

APRIL 30, 2006

THE AMERICAN OPPORTUNITIES FUND

THE INTERNATIONAL FUND

THE THOMAS WHITE FUNDS

Capturing Value Worldwide(SM)

The recent globalization of capital markets has stimulated healthy growth in developed countries and sharp improvements in many emerging market economies, including China, India, Eastern Europe and Brazil. Significantly, the unprecedented adoption of free market-oriented policies by governments worldwide, suggests the possibility of a secular expansion that would benefit all global citizens.

The advisor of the Thomas White Funds searches for attractive investment opportunities among the growing number of domestic and international publicly-traded companies. It fully recognizes the inherit risk in equity investing and attempts to moderate the volatility of its Funds by holding a large number of undervalued securities that are diversified across all major industries. In the International Fund, it attempts to moderate currency and political risk by stressing undervalued stocks and having investments in most of the 49 countries covered by the advisors security analysts.

Investing in Companies around the Globe since 1994

CONTENTS
THE FUNDS' PRESIDENT AND PORTFOLIO MANAGER	1
MESSAGE TO SHAREHOLDERS	2
MANAGER COMMENTS, PERFORMANCE AND SCHEDULE OF INVESTMENTS	6
THOMAS WHITE AMERICAN OPPORTUNITIES FUND	6
THOMAS WHITE INTERNATIONAL FUND	14
STATEMENTS OF ASSETS AND LIABILITIES	24
STATEMENTS OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
NOTES TO FINANCIAL STATEMENTS	27
TAX INFORMATION	31
FINANCIAL HIGHLIGHTS	32
DISCLOSURE OF FUND EXPENSES	34
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	36

COVER PICTURE

In 1631, Shah Jahan, the fifth Mughal Emperor, began constructing what many feel is the most magnificent monument of all time, the Taj Mahal. This massive white marble mausoleum, with its characteristic onion-shape dome, was built to fulfill the promise this powerful Emperor made to his favorite wife, Mumtaz Mahal, as she lay dying: to erect a monument that was equal to her exceptional beauty.

THOMAS S. WHITE, JR.

The Funds President and Portfolio Manager

Thomas White is the Funds' President and Portfolio Manager. He has nearly 40 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his thirty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firms US value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firms research division produces monthly publications and weekly research reports covering 4,000 companies in 48 countries. This research is purchased by major asset management firms and broker/dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

June 20, 2006

Mr. White, the President of the Thomas

White Funds, wrote this letter from

Bangalore, India on June 20, 2006.

Dear Fellow Shareholders and Friends,

I want to start this semi-annual report letter by welcoming our many new shareholders in the Funds. This year's sharp growth in assets under management and number of shareholders is quite gratifying to the Funds' Trustees, as well as to all of us at the Thomas White organization.

Globalization

After leaving Morgan Stanley in 1992 to establish Thomas White, our research professionals began analyzing companies, industries and countries from a global perspective. This decision distinctly improved our research and, accordingly, the performance of the Funds. Simply put, we were fortunate to recognize that, given the end of the cold war in 1989, there would be a sharp increase in the rate of globalization, an important factor to consider when valuing businesses.

In terms of a country's or a company's potential marketplace, we live in a very different world today compared to twenty years ago. Prior to the end of the Cold War, globalization was not possible. This is because markets were separated according to how each government managed its economy. The major opposing trading blocks included market-oriented economies at one end of the spectrum (U.S., Canada, Japan); socialism in the middle (U.K., Europe, India); and centrally planned economies that allowed no private business ownership at the opposite end (China, Soviet Union). Then, with a speed unimaginable at the time, two of these philosophical approaches were abandoned. Suddenly, with all major nations reshaping their economies using market-driven policies, it was logical that they would end up trading in a single worldwide marketplace. At this point, we concluded globalization would be the central business theme of the 21st century.

Globalization will enable developing countries to transform themselves over the coming decades.

70% of the world's population lives in countries that have the potential to transform from an underdeveloped to a developed state. As such, the profile of the world as we see it today could be very different in the future.

Will this transition occur? If it does, will the outcome be positive for Americans? We feel it certainly will happen, but slowly, with a number of speed bumps on the path to the finish line. Simply put, success will bring marvelous benefits to every country, both developed and undeveloped. Alternatively, failure will probably mean a rerun of the 20th century: countries aligning into major trading blocks, with the resulting distrust forcing each to protect their interests by expanding their military forces.

United We Stand, Divided We Fall...but this will take a while.

While each country active in world trade has its own set of commercial laws and courts to settle disputes, the current level of cooperation between countries is still maturing. The current success of the World Trade Organization is admirable, but it will take many years for it to develop the organizational scale and authority needed to monitor nations and assure their adherence to WTO rules.

It is important for every nation to acknowledge that WTO commercial laws governing world trade will expand the total size of the global economic pie. Worldwide acceptance of this fact represents the foundation upon which we base our belief that globalization, with its many benefits, will continue expanding for decades.

Currently, country level WTO negotiations are focused on the domestic trading rules that will require adjustment to abide by these new laws. The practical challenge is that each country's negotiator must convince their own business, labor and consumer organizations, that the rules, after all the pluses and minuses are considered, will be positive for their country. Of course, each of these sub-organizations must in turn convince their own constituents. These challenges explain why we project that, while globalization will persist, progress at times will be understandably slow.

India

This year I have traveled extensively throughout India and have spent several months in Bangalore. This experience has given me a deeper understanding of India and its role in the process globalization. As the world's largest democracy and its second most populous country (1.1 billion), India is already the 10th largest economy in the world. Exposure to its well-educated and industrious people over the last six months has increased my confidence that India will emerge as one of the world's top economic powers by the middle of this century.

The International Fund is now registered to invest directly in India. As we increase our expertise in India, this will also increase our understanding of how U.S. companies are utilizing the strengths of the Indian economy. We expect this knowledge will contribute to our understanding of the holdings in both the International and American Opportunities Funds.

Your Managers are also Fellow Shareholders

All of the professionals in our firm, including myself, have significant personal investments in the Thomas White Funds. We have a confluence of interest with yours, therefore, we work to maximize portfolio return, minimize risk, and keep Fund costs low.

We view Fund shareholders as long-term clients of Thomas White and encourage you to feel the same way. Our objective is to assist you in reaching your personal savings goals. We believe many individual investors are more comfortable establishing a relationship with a trusted advisor, rather than trying to become investment experts themselves. To accomplish this, it is important that shareholders and their advisors become familiar with us as professionals, as well as with our investment philosophy and strategy. As such, we encourage you to communicate with our team members personally.

Thomas S. White, Jr.

President

INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 35-years than any of its regional sub-indices.

MSCI Indices (US$)	The regional performance order in each period is shown as rank #1 (best) to #4 (worst).
Return Periods	World	Europe	USA	Japan	Pacific Ex-Japan
1970-1974	-1.3%	-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)
1975-1979	16.0%	18.9% (#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)
1980-1984	12.4%	6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)
1985-1989	28.0%	32.3% (#2)	19.8% (#4)	41.4% (#1)	22.4% (#3)
1990-1994	4.2%	7.0% (#3)	9.2% (#2)	-3.4% (#4)	15.3% (#1)
1995-1999	20.2%	22.5% (#2)	29.7% (#1)	2.1% (#4)	5.0% (#3)
2000-2004	-2.0%	0.4% (#2)	-3.2% (#3)	-6.3% (#4)	6.6% (#1)
2005-2005	10.0%	9.9% (#3)	5.7 (#4)	25.6% (#1)	14.8% (#2)
1970-2005	10.3%	11.4%	10.6%	10.9%	9.8%

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2005 regional returns of 9.8% to 11.4% are all close to the 10.3% world return.

Observe that the World Index has enjoyed a more consistent pattern of returns over this period than any of its sub-indices. This is because regional bull and bear markets have tended to offset one another.

Investors who invest globally by owning both the American Opportunities and International Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

Less volatile performance encourages investors to stay the course in falling market environments. This promotes success in reaching ones long-term investment goals.

THE WORLD HAS CHANGED

The number of stocks in the world has surged 68% since the end of the Cold War in 1989. As of October 2005, Americas 6,159 exchange-traded stocks now only represent 15% of the 36,214 stocks on the worlds 49 exchanges.(2)

The Growth of World Stock Markets: Regional Weights

1960 to Oct 31, 2005(1)	1960	1970	1980	1990	2000	2005
Developed Markets	99.9%	99.8%	99%	97%	96%	89%
United States	72%	66%	57%	43%	51%	43%
Canada	3%	2%	3%	2%	2%	3%
Europe	22%	22%	23%	25%	28%	27%
Asia Pacific	3%	8%	16%	27%	15%	16%
Emerging Markets	0.1%	0.2%	0.8%	3%	4%	11%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$32.3

(1) Source: Thomas White International Ltd.

(2) World Federation of Exchanges, Focus - Dec 2005

Globalization has spurred growth in every region of the world. Non-US stocks now represent over half of the total world stock market value. Of course, Americans are familiar with many international firms: Sony, Nokia, Toyota, BMW, L'Oreal, Daimler Chrysler, Samsung, Unilever, Heineken, Volvo, Nestle, UBS, ING, Volkswagen, Roche, Honda, Royal Dutch, and Canon.

Given their quality, diversity and growth potential, it only makes common sense that investors search for opportunities on a global basis. The Thomas White domestic and international funds are managed by the same portfolio manager and analysts, who adhere to the identical valuation-oriented investment style. The two portfolios compliment one another, in that when combined, they have the profile of the MSCI All-Country Index.

Shareholders who want to adopt a global investment strategy for their saving and investment program, should consider owning both of the Thomas White Funds.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Opportunities Fund primarily invests in equity securities of mid-size US companies. It also can have significant investments in large-cap and small-cap companies.

The American Opportunities Fund, while emphasizing mid-cap stocks, is designed to draw upon the best ideas of our security analysts, who cover more than 2,500 US companies.

PERFORMANCE

The American Opportunities Fund returned +12.27% over the six months ended April 30. The Russell Midcap Index returned +14.35% over the same period and the Russell Midcap Value Index returned +13.57%. Over the last twelve months, the Fund returned +22.23% versus +26.42% and +24.74% for the respective indices. In this period, the portfolios lower beta (0.91) and lower exposure to utility stocks, kept returns below our benchmarks.

Since starting over seven years ago, the Fund's portfolio has been structured to meet our risk-adjusted performance goal. Since inception, the Fund has produced an average annual total return of +10.78%. Its benchmarks, the Russell Midcap Index and the Russell Midcap Value Index returned +11.36% and +13.04%, respectively over this period.

We did well during the 2000-2003 bear market phase, hitting our risk versus reward profile goals of lower portfolio volatility and superior relative performance during market declines. Unfortunately, as positive as we were that mid-cap valuations would expand more than other asset classes in the following bull market, the amount of their expansion was even more dramatic than we estimated. While the portfolios returns appeared a strong 9.17% against the general market (the S&P 500 Composite returned 1.14%), we in fact underperformed the 11.93% return of our Russell Midcap Index benchmark. Given mid-caps strong relative performance versus other asset classes, it is not surprising that they are now, using an historical perspective, expensive versus other US asset classes.

PORTFOLIO STRUCTURE

As of April 30, 2006, the portfolio had positions in 92 US companies located in every major industry. While 81.1% of these stocks are mid-caps, it also contained many of our analysts' favorite large-cap (9.4%) and small-cap (7.9%) investment ideas. The American Opportunities Fund was 98.4% invested in equities and its top 10 holdings represented just 20.1% of total net assets. This portfolio profile reflects both the manager's investment approach and its shareholder-oriented strategy to attempt to moderate return volatility.

As a research-intensive organization, we stress what we feel is our trump card: the accurate valuation of companies in every US industry. While our degree of industry diversification may diminish stock selection returns at many firms, at Thomas White, it matches our strength.

The lower return volatility characteristic of diversified portfolios also fits our goal of reducing shareholder stress during discouraging markets. We feel reduced volatility helps investors stay the course, reducing the temptation to abandon their long-term investment plans just at the wrong time.

INVESTMENTS

With oil prices remaining high, energy stocks have had a strong impact on the American Opportunities Fund's performance. Refiner Valero Energy has continued its strong performance from last year and gained 23.0% in the first six months of the fiscal year. Other leaders in the Energy sector included Pride International (+24.3%) and Marathon Oil Corp. (+21.5).

While energy stocks performed very well, plenty of other sectors contributed to performance, reflecting the highly diversified nature of the Fund. Also among the American Opportunities Funds top ten performing stocks were companies involved in services (Manpower Inc., Administaff), metals (Consol Energy Inc., Phelps Dodge Corp) and forest products (Georgia Pacific).

The high recent level of merger and acquisition activity has been an important plus for the portfolio this year, as several of our positions were acquired. Corporate balance sheets in the US continue to be flush with cash, suggesting that acquisitive companies will continue to use the M&A avenue to generate earnings growth and broaden their product lines.

A few stocks have under-performed in this period, including Pilgrims Pride, (-20.9%) in consumer staples, UnitedHealth Group Inc, (-21.1%) in healthcare and Aetna Inc (-19.4%) in insurance.

Our newest portfolio acquisitions include Fair Isaac, which provides consumer finance information to businesses; Henry Schein, a distributor of healthcare products; and Harris Corp, a communications technology company.

SUMMARY

We see higher energy costs and rising interest rates still constraining the consumer in 2006. Nevertheless, the domestic economy should continue to expand moderately, with GNP growth rates between 3.0% and 3.5% in the third and fourth quarters. In this slower growth environment, corporate M&A activity should have a positive influence on the Funds return.

Given our positive economic outlook, we are confident that come what may in the short term, equity markets should enjoy strong long-term returns.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Thomas White American Opportunities Fund $20,828.89

Russell Midcap Index $24,073.54

Russell Midcap Value Index $21,621.54

All data calculated from 03/04/99.

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +108.29% for the Fund, +116.22% for the Russell Midcap and +140.74% for the Russell Midcap Value. The one-year return for the Fund was +12.27%. The Funds average annual total return was +10.78%. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund April 30, 2006

Average Annual Returns as of April 30, 2006(1)

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	Since Inception
American Opportunities Fund	12.27%	5.68%	22.23%	21.68%	12.03%	10.78%
Russell Midcap Index	14.35%	8.37%	26.42%	25.21%	10.85%	11.36%
Russell Midcap Value Index	13.57%	8.65%	24.74%	26.51%	13.69%	13.04%

Operating Expenses (annualized)(2)

Six Months ended April 30, 2006 1.35%

Portfolio Turnover annualized

Six Months ended April 30, 2006 87.61%

Sector Allocation % of TNA

Aerospace	2.0%
Banking	6.7%
Building	2.0%
Capital Goods	1.5%
Chemicals	2.3%
Communications	0.8%
Consumer Durables	1.9%
Consumer Retail	5.6%
Consumer Staples	6.8%
Energy	7.7%
Financial Diversified	9.1%
Forest & Paper	0.7%
Healthcare	9.1%
Industrial	2.1%
Insurance	5.6%
Metals	2.5%
Services	10.0%
Technology	10.0%
Transportation	2.6%
Utilities	9.4%
Short-Term	1.6%

Portfolio Market Cap Mix

Large Cap (over $14.5 billion) 9.4%

MidCap ($1.85-14.5 billion) 81.1%

Small Cap (under $1.85 billion) 7.9%

Cash and other 1.6%

NAV	Net Assets	Redemption Fee	12 b-1 Fees
$16.56	$23.0 million	2.00% within 60 days	None

(1) Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. An investment may be worth more or less than its original cost.

(2) In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.46%.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

Investment Portfolio April 30, 2006 (Unaudited)
	Sector Issue	Shares	Value
	Common Stocks (98.4%)
	Aerospace (2.0%)
	L-3 Communications	5,582	$456,049

	Banking (6.7%)
	Bank Of Hawaii	3,900	211,809
	City National Corp	4,800	350,208
	Golden West Financial	4,100	294,667
	M&T Bank Corp	1,800	214,920
	Wilmington Trust	8,000	354,400
	Zions Bancorp	1,400	116,242
			1,542,246

	Building (2.0%)
	Martin Marietta Material	4,350	461,796

	Capital Goods (1.5%)
	Graco Inc	5,062	236,649
	Paccar Inc	1,566	112,642
			349,291

	Chemicals (2.3%)
	Rohm & Haas	6,200	313,720
	RPM Intl Inc	11,600	213,440
			527,160

	Communications (0.8%)
	Telephone & Data Systems	2,250	88,200
	Telephone & Data Special	2,250	84,825
			173,025

	Consumer Durables (1.9%)
	Autoliv Inc	2,300	127,190
	Johnson Controls	1,800	146,790
	Mohawk Indus*	1,000	80,100
	Polaris Industries	1,900	91,010
			445,090

	Consumer Retail (5.6%)
	Am Eagle Outfitters	6,650	215,460
	Claire's Stores	6,900	243,018
	Federated Department Stores	2,700	210,195
	Foot Locker	8,950	207,461
	K-Swiss Inc Cl-A	14,600	418,728
			1,294,862

	Consumer Staples (6.8%)
	CIT Group Inc	5,700	307,857
	Constellation Brands A*	11,700	288,990
	Hormel Foods Corp	5,050	169,478
	Loews Corp Carolina	3,500	179,340
	Reynolds American	3,800	416,670
	Scotts Miracle Co	4,350	192,531
			1,554,866

	Energy (7.7%)
	Devon Energy Corp	5,000	300,550
	Noble Energy	5,050	227,149
	Pogo Producing	2,950	146,586
	Pride Intl*	14,300	498,927
	Valero Energy	9,200	595,608
			1,768,820

	Financial Diversified (9.1%)
	AMB Property	7,350	367,427
	Boston Properties	2,650	233,916
	Bre Properties Cla	5,000	269,400
	Kimco Realty Corp	7,400	274,762
	Prologis Trust	6,850	344,007
	Regency Centers	4,950	312,296
	T Rowe Price Group	3,600	303,084
			2,104,892

	Forest & Paper (0.7%)
	Rayonier	4,000	164,640

	Health Care (9.1%)
	Aetna Inc	2,750	105,875
	Becton Dickinson	1,500	94,560
	Bio-Rad Labs*	2,050	134,091
	Covance Inc*	5,100	297,585
	Dade Behring Holdings	9,500	370,500
	Health Net*	6,200	252,340
	Mylan Labs	11,700	255,528
	Pharma Prod Devel.	3,900	139,893
	Schein Henry Inc*	6,575	306,527
	United Health Group	2,612	129,921
			2,086,820

	Industrial (2.1%)
	Ametek Inc	4,000	197,080
	Eaton Corp	2,200	168,630
	Griffon*	4,300	114,681
			488,391

	Insurance (5.6%)
	Cincinnati Financial	4,550	194,012
	Commerce Group	2,300	133,423
	Genworth Financial	6,400	212,480
	Lincoln National Corp In	3,150	182,952
	Old Republic	14,750	328,188
	Stancorp Financial Group	4,700	231,898
			1,282,953

	Metals (2.5%)
	Consol Energy Inc	3,400	289,544
	Phelps Dodge	3,300	284,427
			573,971

	Services (10.0%)
	Administaff, Inc	5,400	311,850
	Banta Corp	3,500	177,030
	Black & Decker	3,400	318,274
	Darden Restaurant	7,700	304,920
	Fortune Brands	2,900	232,870
	Heidrick & Struggles*	3,200	115,712
	ITT Education*	4,200	266,910
	Manpower Inc	6,950	452,793
	Matthews Intl	3,500	121,800
			2,302,159

	Technology (10.0%)
	Arrow Electronic*	9,200	333,040
	CACI Intl Inc.*	8,524	533,091
	Fair Isaac Corp	7,100	263,481
	Harris Corp	5,350	249,150
	Jabil Circuit	6,150	239,789
	Linear Technology Cp	3,400	120,700
	SI International*	10,100	344,107
	SRA International *	6,700	214,534
			2,297,892
	Transportation (2.6%)
	Arkansas Best Corp	1,800	77,256
	CSX Corp	4,400	301,356
	Southwest Airlines	6,300	102,186
	YRC Worldwide Inc*	2,700	113,400
			594,198
	Utilities (9.4%)
	American Electric Power	9,750	326,234
	Centerpoint Energy	16,300	195,925
	Consolidated Edison	4,150	178,947
	Northeast Utilities	10,050	202,507
	Nstar	9,150	252,997
	Pepco Holdings	11,150	257,341
	Sempra Energy	7,450	342,849
	Wisconsin Energy	10,750	419,788
			2,176,588

	Total Common Stocks	(Cost $17,556,562)	22,637,709

	Short-Term Obligations (1.6%)

		Principal Amount
Wisconsin Corporate Central Credit Union Variable Demand Note
4.55%, due 09/28/2006		$372,084	$372,084

	Total Short-Term Obligations	(Cost $372,084)	372,084

Total Investments:	100.0%	(Cost $17,928,646)	23,009,793
Other Assets, Less Liabilities:	(0.00)%		(3,933)
Total Net Assets:	100.0%		$23,005,860

___________________

See Notes to Financial Statements

*Non-Income Producing Securities

THOMAS WHITE INTERNATIONAL FUND SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the developed markets of Europe and Asia. It can also have investments in the emerging markets of Eastern Europe, the Middle East, Africa, Latin America, the Far East, and the Indian Sub-Continent.

PERFORMANCE

The Thomas White International Fund started the year off on a strong footing. The Fund returned +31.68% in the first six-months of the fiscal year. This compares to +25.04% for the MSCI All Country World less US international index. Over the trailing year ended April 30, 2006, the Fund returned +51.88% versus +38.14% for the international benchmark.

The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +11.37% average annual total return has outperformed the +7.69% equivalent return of MSCI AC World less US Index.

INTERNATIONAL STOCKS CONTINUE TO OUT PERFORM

International equities continue to outperform US stocks as strong economic growth and a declining dollar help propel markets higher. Growing business confidence helped support the euro regions financial and industrial companies. Business confidence in Germany reached levels unseen in nearly 15 years, underpinning its strong equity market performance. The Japanese economy is projected to grow 2.8% in 2006, an increase from the consensus 2.0% projection earlier in the year. Japanese economic growth is being driven by low levels of unemployment and strong consumer spending, propelled by the strongest consumer loan demand since 2000.

Swedish based steelmaker SSAB (+97.4%), Atlas Copco AB (+61.5%) and Norway's Statoil ASA (+47.2%) reflect Northern Europe's strong industrial base. Netherlands based staffing firm Randstad Holdings (+73.8%) reported nearly a 20% increase in year-over-year staffing demands. European financials Royal Sun Alliance (+47.8%), Credit Suisse (42.2%) and ING Group (+41.3%) also delivered strong returns during the period.

The European healthcare holdings led the regions performance driven by Schering AG. Schering received two competing takeover bids from its German rivals, Merck AG and Bayer, before management ultimately accepted a higher Bayer proposal. This takeover is consistent with our opinion that the trend of mergers and acquisitions will continue throughout 2006. Private equity firms have built up over $150B (US) to deploy for such opportunities. Combine this with nearly $500B (US) in cash sitting in corporate treasuries, we expect executives will seek out opportunities to grow via acquisitions, in addition to their stepped up capital spending. As markets have appreciated over the past four years, we believe our investment style may benefit from this trend as we try to seek out companies who are trading below their fair market value.

Germany's Fresenius AG (+23.9%) is a global leader in providing dialysis care and related services. Its majority owned Fresenius Medical Care (+33.3%) completed its own $3.5B takeover of US-based Renal Care on March 31, 2006. This transaction will help the company further strengthen its leading position as a vertically integrated provider of renal care products and services.

COMMODITIES

Commodities prices rose sharply during the first calendar quarter. Copper (+21%) and precious metals like gold (+11%) and silver (+29%) were the first quarters big winners. Prices rallied on the heels of global economic activity continuing to show no signs of slowing down. Crude oil prices were relatively tame for the first part of 2006 but have remained around the $70 a barrel level since the end of the quarter. AO Tatneft (+87.7%), Statoil (+47.2%), Petrochina (+46.5%) and Petrobras (+55.3%) were the top performing energy related stocks. SSAB (+97.4%), Anglo American (+47.0%), Rio Tinto (+45.9%), and Korea's steel-maker Posco (+37.4%) were strong performers in other commodity areas.

Emerging markets companies continue to benefit from persistent demand for commodities. We continue to overweight this region, as we believe the regional growth will continue to average in the 7%-10% range. Valuation in these sectors remains compelling as Samsung (14.2x) and Petrobras (8.8x) trade at est. 2006 price-to earnings ratios well below market averages.

JAPAN'S RECOVERY CONTINUES

The Japanese economy is projected to grow 2.8% in 2006, an increase from the consensus 2.0% projection only months ago. Economic growth is being driven by low unemployment that is approaching seven-year lows and strong consumer spending propelled by the strongest consumer loan demand since 2000. Corporate profits rose on average 20% when compared to 12 months ago. The Japanese holdings were led by JD Group (+44.6%), Daiichi Sankyo (+42.3%), Canon (+40.2%) and Sanko Gunma (+35.3%).

CURRENCY MOVEMENTS

The International Fund benefited from the continued weakness in the dollar during this period. On the plus side, the Euro rose 5.4% versus the dollar and 3.2% against the British Pound. To our disadvantage, the Japanese Yen fell 2.2%. Given the US government's large budget deficit and the country's trade imbalance, we continue to expect that the dollar will decline an average of 3.0% annually against a broad basket of international currencies over the coming decade. We do not even attempt to make single year comments on the dollars direction.

PORTFOLIO STRATEGY

We believe that international stocks will outperform US equities over the next decade. This is partially due to a weakening US dollar, but also since most international economies are now transitioning from socialism to market driven economies. The acceptance of free enterprise as an economic model and the explosion of affordable digital communications are the two driving factors helping the world's poorer countries close the gap with their wealthy cousins.

Compared to the MSCI AC-World ex US Index, the International Fund is overweight emerging market stocks (19.4% vs. 12.8%). This reflects our assessment that these investments are undervalued given our positive outlook for their earnings growth. The portfolio is underweight Continental Europe and the UK due to individual stock preferences. Our Japanese portfolio weight is 20.0%, neutral to the benchmark weight.

OUTLOOK

Thomas White analysts stress maintaining a diversified portfolio designed to moderate market volatility and its inevitable negative surprises. This enables a longer-term investment approach in obtaining our goal. We want shareholders to benefit from what we feel are the major investment opportunities resulting from globalization.

All signs point to a very positive environment for stocks. Global economies continue to reflect positive consumer and business sentiment. Developed economies are growing at a steady 2-3% rate while emerging economies are growing at a 7-10% rate. Inflation is at bay but Central Banks are keeping a close eye on controlling potential asset bubbles, in addition to monitoring the inflationary effects rising commodity prices will have on the economy. Given these positive indicators, the stock market displayed one of its strongest quarters in the past five years.

As we saw this quarter with Schering AG, we believe M&A activity will continue to be a driving force in the portfolio as private equity and corporate cash piles are put to work. Combined with the potential for a further declining dollar, we believe the portfolio is well positioned as we head into the second half of the year.

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

Thomas White International Fund $35,775.31

MSCI All Country World EX USA $24,044.15

All data calculated from 06/28/94.

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 257.75% for the Fund and, 140.44% for the MSCI All Country World ex US Index. The one-year return for the Fund was 51.88%. The Fund's average annual total return since inception was 11.37%. The MSCI Index includes gross dividends. Investors cannot invest directly in the index, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White International Fund April 30, 2006

Average Annual Returns as of April 30, 2006(1)

	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception
International Fund	31.68%	20.10%	51.88%	35.26%	14.56%	10.79%	11.37%
MSCI AC World Ex US Index	25.04%	15.42%	38.14%	31.67%	11.43%	7.53%	7.69%

Operating Expenses (annualized)

Six Months ended April 30, 2006 1.34%

Portfolio Turnover annualized

Six Months ended April 30, 2006 18.96%

Country Allocation % of TNA

Australia	3.4%
Brazil	3.2%
Canada	5.7%
China	1.3%
Czech Republic	0.3%
Denmark	0.3%
France	11.3%
Germany	8.5%
Greece	0.3%
Hong Kong	2.3%
Israel	0.3%
Italy	0.8%
Japan	20.0%
Malaysia	0.3%
Mexico	1.9%
Netherlands	5.3%
New Zealand	0.3%
Norway	2.4%
Poland	0.7%
South Africa	5.1%
South Korea	5.0%
Spain	0.9%
Sweden	4.4%
Switzerland	4.3%
Taiwan	0.1%
Thailand	0.3%
United Kingdom	7.6%
Short-Term	1.7%

Sector Allocation % of TNA

Banking	18.0%
Building	2.8%
Capital Goods	2.9%
Chemicals	2.6%
Communications	5.4%
Consumer Durables	6.4%
Consumer Retail	2.8%
Consumer Staples	6.4%
Energy	9.6%
Financial Diversified	4.4%
Forest & Paper	0.5%
Healthcare	7.1%
Industrial	3.0%
Insurance	4.8%
Metals	3.3%
Services	6.0%
Technology	5.1%
Transportation	2.2%
Utilities	5.0%
Cash & Other	1.7%
NAV	Net Assets	Redemption Fee	12 b-1 Fees
$19.12	$117.6 million	2.00% within 60 days	None

(1) MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The International Fund also assumes the reinvestment of dividends and capital gains distributions. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower. Past performance does not guarantee future results. The investment may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND

Investment Portfolio April 30, 2006 (Unaudited)
Country	Issue	Industry	Shares	Value
COMMON STOCKS:	98.3%
AUSTRALIA:	3.4%

	Australia & NZ Banking Group	Banking	45,000	$956,975
	Bluescope Steel #	Metals	51,200	295,921
	Rinker Group Ltd	Building	70,000	1,134,147
	Rio Tinto Plc	Metals	7,300	1,625,710
				4,012,753

BRAZIL:	3.2%

	Banco Do Brasil Sa	Banking	19,000	552,552
	Caemi - Pref	Metals	210,000	386,652
	Centrais Eletric Sta	Utilities	1,018,000	815,113
	Itausa-Investimentos	Financial Div.	95,000	434,568
	Petroleo Brasileir	Energy	71,960	1,598,606
				3,787,491

CANADA:	5.7%

	Brookfield Asst Mgmt	Financial Div.	27,750	1,159,950
	Canadian Pacific Railway	Transportation	27,350	1,451,905
	Canadian Tire	Consumer Durables	13,200	742,713
	CI Financial Inc	Financial Div.	22,250	638,582
	Enbridge Inc	Energy	14,200	420,482
	Petro-Canada	Energy	24,600	1,208,573
	Potash Corp of Saskatechewan	Chemicals	2,700	255,264
	Royal Bank Of Canada #	Banking	19,600	837,573
				6,715,042

CHINA:	1.3%

	Petrochina Co Ltd ADR #	Energy	13,200	1,483,680

CZECH REPUBLIC:	0.3%

	Unipetrol*	Chemicals	31,000	358,934

DENMARK:	0.3%

	H Lundbeck A/S	Health Care	16,500	373,344

FRANCE:	11.3%

	Axa Sa	Insurance	33,500	1,228,723
	Bic #	Consumer Staple	12,700	893,359
	BNP Paribas	Banking	11,100	1,051,293
	Bouygues	Financial Div.	25,300	1,379,136
	Christian Dior	Consumer Staple	15,550	1,649,710
	Ciments Francais	Building	3,200	541,993
	France Telecom	Communication	18,000	420,421
	Peugeot Sa #	Consumer Durables	4,600	302,288
	Saint-Gobain	Industrial	5,900	442,478
	Sanofi-Aventis	Health Care	16,800	1,585,228
	Societie Generale	Banking	9,550	1,463,245
	Suez Sa*	Utilities	25,000	983,613
	Veolia Environnement	Utilities	22,800	1,361,917
				13,303,404

GERMANY:	8.5%

	Altana Ag	Health Care	17,700	1,134,743
	Continental Ag #	Consumer Durables	6,500	772,995
	Fresenius Ag Pfd	Health Care	11,600	2,014,795
	Fresenius Medical Ca	Health Care	4,100	491,870
	Hypo Real Estate	Banking	22,700	1,588,387
	Rwe Ag	Utilities	11,900	1,032,151
	Schering Ag #	Health Care	19,300	2,073,231
	Wincor Nixdorf Ag	Services	5,800	828,609
				9,936,781

GREECE:	0.3%

	Public Power Corp	Utilities	11,300	289,700

HONG KONG:	2.3%

	China Mobile Hong Kong Ltd	Communication	334,000	1,964,822
	Orient Overseas Intl #	Transportation	110,000	414,051
	Hang Lung Group	Financial Div.	128,000	304,013
				2,682,886

ISRAEL:	0.3%

	Israel Discount Bank*	Banking	180,000	373,284

ITALY:	0.8%

	Banca Intesa Spa	Banking	154,000	917,316

JAPAN:	20.0%

	Bank Of Kyoto Ltd #	Banking	22,000	255,466
	Canon	Technology	31,000	2,364,541
	Canon Sales Co	Services	42,000	947,083
	Citizen Watch Co #	Technology	40,400	394,086
	Dai Nippon Printing	Services	12,000	214,771
	Daiichi Sankyo	Health Care	18,000	463,471
	Hitachi Software #	Technology	11,300	223,447
	Honda Motor	Consumer Durables	13,500	965,012
	Japan Tobacco	Consumer Staple	80	322,347
	JS Group Corp	Building	11,400	253,289
	Kaneka Corp	Chemicals	32,000	360,294
	Kao Corp	Consumer Staple	18,000	485,303
	Lawson Inc	Consumer Retail	6,000	227,279
	Matsushita Elec Wks	Capital Goods	28,000	338,523
	Mitsubishi Heavy Ind	Capital Goods	238,000	1,174,720
	Mitsubishi Ufj Finan	Banking	135	2,141,977
	Nikko Cordial Corp	Financial Div.	46,000	748,696
	Nippon System Devel	Technology	12,500	465,174
	Sankyo Co Gunma	Services	12,500	889,828
	Sega Sammy Hldgs	Services	15,600	619,531
	Seiko Epson #	Technology	4,300	135,297
	Showa Shell Sekiyu #	Energy	62,000	770,790
	Sompo Japan Insuranc	Insurance	24,000	349,565
	Sumitomo Mitsui Finl	Banking	110	1,208,758
	Sumitomo Realty & De	Financial Div.	20,000	535,742
	Suzuken Co Ltd	Consumer Retail	28,000	1,007,440
	Suzuki Motor Corp	Consumer Durables	46,000	1,121,153
	Taisho Pharmaceutic	Health Care	13,000	264,239
	Tokyo Electric Pwr	Utilities	17,000	436,611
	Toyota Motor	Consumer Durables	16,000	941,786
	Yamada Denki	Consumer Retail	16,200	1,776,390
	Yamaha Corp	Services	17,000	313,752
	Yamaha Motor Co	Consumer Durables	31,000	849,019
				23,565,380

MALAYSIA:	0.3%

	IOI Corporation Bhd	Consumer Staple	96,300	377,188

MEXICO:	1.9%

	America Movil Adr	Communication	44,100	1,627,731
	Cemex Adr	Building	9,623	649,745
				2,277,476

NETHERLANDS:	5.3%

	Abn Amro Holdings	Banking	45,400	1,361,714
	Akzo Nobel	Chemicals	19,100	1,093,691
	Ing Groep Nv	Insurance	34,844	1,423,771
	Kon Kpn	Communication	59,000	693,716
	Randstad Holdings	Services	24,350	1,617,585
				6,190,477

NEW ZEALAND:	0.3%

	Fletcher Building #	Building	64,700	381,504

NORWAY:	2.4%

	DNB Nor Asa	Banking	54,000	748,931
	Statoil Asa #	Energy	64,100	2,112,403
				2,861,334

POLAND:	0.7%

	Kghm Polska Miedz Sa	Industrial	20,900	763,370

RUSSIA:	0.8%

	Ao Tatneft Adr #	Energy	7,700	918,610

SINGAPORE:	1.2%

	Sembcorp Industries	Industrial	290,000	661,345
	Singapore Airlines	Transportation	76,000	685,125
				1,346,470

SOUTH AFRICA:	5.1%

	Anglo American	Industrial	38,200	1,624,784
	Anglo Platinum Ltd #	Metals	3,600	341,160
	JD Group Ltd	Consumer Retail	18,000	277,936
	MTN Group Ltd	Communication	61,100	609,906
	Sasol Ltd	Energy	39,000	1,641,381
	Steinhoff Intl Holdings	Consumer Durables	135,800	539,411
	Tiger Brands	Consumer Staple	35,520	989,303
				6,023,881

SOUTH KOREA:	5.0%

	Korea Elec Power #	Utilities	34,100	777,480
	Korea Gas Corp	Utilities	6,000	230,525
	Lg Chem Ltd	Chemicals	6,000	264,119
	Posco Adr #	Metals	8,800	620,136
	Samsung Electronics	Technology	3,285	2,252,090
	Samsung Fire&Marine	Insurance	5,600	807,352
	Woori Finance	Banking	42,200	960,637
				5,912,339

SPAIN:	0.9%

	Repsol	Energy	36,700	1,091,498

SWEDEN:	4.4%

	Atlas Copco Ab-A Shs	Capital Goods	35,100	1,035,650
	Autoliv Inc	Consumer Durables	9,850	544,705
	Forenings Sparbank	Banking	17,550	483,590
	Nordea Bank Ab	Banking	68,500	881,396
	Sandvik	Capital Goods	13,200	858,626
	Ssab Svenskt Stal A	Metals	9,600	563,127
	Volvo B Shs	Consumer Durables	15,100	758,345
				5,125,439

SWITZERLAND:	4.3%
	Credit Suisse Group	Banking	28,650	1,801,248
	Julius Baer Hldg Ag	Banking	11,800	1,128,920
	Sgs Sa	Services	1,350	1,331,869
	Zurich Financial	Insurance	3,400	825,125
				5,087,162

TAIWAN:	0.1%

	Taiwan Semiconductor	Technology	75,707	161,657

THAILAND:	0.3%

	Charoen Pok Foods	Consumer Staple	2,150,000	316,265

UNITED KINGDOM:	7.6%

	Barclays Plc	Banking	135,000	1,683,842
	Boc Group Plc	Chemicals	12,500	354,838
	Brit Am Tobacco	Consumer Staple	20,800	531,303
	Bt Group Plc	Communication	156,900	626,659
	Bunzl Plc	Forest & Paper	43,300	546,879
	Cable & Wireless Plc	Communication	184,600	353,029
	Enterprise Inns Plc	Services	18,800	319,350
	Gallaher Group Plc	Consumer Staple	51,700	820,003
	Hbos Plc	Banking	45,600	800,695
	Imperial Chemical	Chemicals	65,600	427,227
	Imperial Tobacco	Consumer Staple	37,500	1,164,494
	Royal & Sun Alliance	Insurance	417,600	1,049,344
	Wimpey (George) Plc	Building	29,000	276,373
				8,954,036

Total Common Stocks		(Cost $75,590,006)		115,588,701

SHORT TERM OBLIGATIONS:	18.1%
			Principal Amount
	The Northern Trust Company Eurodollar
	Time Deposit 3.25%, due 05/01/06		$2,334,007	2,334,007

HELD AS COLLATERAL
FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		10,586,950	10,586,950
Total Short Term Obligations		(Cost $12,920,957)		12,920,957

Total Investments	109.3%	(Cost $88,510,963)		128,509,658
Other Assets, Less Liabilities:	(9.3)%			(10,932,386)
Total Net Assets:	100.0%			$117,577,272

___________________

See Notes to Financial Statements

* Non-Income Producing Securities

# All or portion of securities on loan at April 30, 2006 - See Note 1(g) to financial statements.

ADR - American Depositary Receipt.
Thomas White FUNDS FAMILY Statements of Assets and Liabilities April 30, 2006 (Unaudited)
	American Opportunities Fund	International Fund
ASSETS

Investments in securities at market value(1)	$22,739,793	$128,509,658
Receivables:
Dividends and interest	12,858	469,300
Reclaims	-------	25,307
Fund shares sold	7,355	350,838
Due from manager	1,313	-------
Prepaid expenses	4,566	21,988
Total assets	22,765,885	129,377,091

LIABILITIES

Management Fees	18,490	88,597
Accrued expenses	11,534	31,424
Payable for Fund Share Redeemed	-------	-------
Collateral on loaned securities(2)	-------	10,586,950
Total liabilities	30,024	10,706,971

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	15,414,136	75,149,819
Undistributed net investment income (accumulated net investment loss)	51,648	534,592
Accumulated net realized gain (loss)	2,458,929	2,894,166
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,081,147	38,998,695

Net assets	$23,005,860	$117,577,272

Shares outstanding	1,389,549	6,151,015

Net asset value and offering price per share	$16.56	$19.12

(1) Cost Basis: American Opportunities Fund: $17,928,646 International Fund: $88,510,963
(2) Value of securities out on loan at 4/30/2006: International Fund: $10,238,497
See Notes to Financial Statements.

Notes to Financial Statements Period Ended April 30, 2006 (Unaudited)

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the Trust) was organized as a Delaware statutory trust on February 9, 1994, and is registered with the U.S. Securities and Exchange Commission as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the American Opportunities Fund) that commenced operations on March 4, 1999, and the Thomas White International Fund (the International Fund) that commenced operations on June 28, 1994, collectively referred to as the Funds. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in US equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

The Fund's portfolio securities and other investments are valued at market value when market quotations are readily available. When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), Fund management, in good faith, establishes a fair value for the security in accordance with the Fund's valuation procedures. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Fund's valuation procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. The International Fund may routinely utilize fair valuation techniques in determining its net asset value per share. Short term obligations are valued at original cost, which combined with accrued interest, approximates market value.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Funds books, and the US dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(C) INCOME TAXES

It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may do so more frequently in order to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2006 are as follows:

Portfolio Value of Loaned Securities Value of Collateral

Thomas White International Fund $10,238,497 $10,586,950

The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) during the period ended April 30, 2006, as follows:

Portfolio Net Interest Earned by Portfolio

Thomas White International Fund $9,950

(H) REDEMPTION FEE

Since December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund's long-term shareholders. Each Fund will use the first-in, first-out (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be assesed. The International Fund assesed $2,467 and the American Opportunities Fund assesed $991 in redemption fees for the period ended April 30, 2006, which were included in net capital paid in.

NOTE 2. SIGNIFICANT SHAREHOLDER

At April 30, 2006, the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 54.3% and 47.6%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (ALL AMOUNTS IN THOUSANDS)

As of April 30, 2006, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

	American Opportunity Fund
	Period Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	78,103	$1,269,622	54,413	$860,019
Shares issued on
reinvestment of
dividends & distributions	------	------	215,820	3,142,336
Shares redeemed	(22,833)	(368,220)	(99,559)	(1,538,861)

Net increase (decrease)	55,270	$911,535	170,674	$2,463,494

	International Fund
	Period Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Amount	Shares	Amount
Shares sold	974,781	$16,880,525	1,194,687	$17,578,787
Shares issued on
reinvestment of
dividends & distributions	------	------	462,994	6,528,304
Shares redeemed	(107,579)	(1,865,354)	(200,132)	(2,955,337)

Net increase (decrease)	867,202	$15,015,171	1,457,549	$21,151,754

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER

TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the Advisor) at the rate of 1/12% of the Fund's average daily net assets, which is equivalent to 1% of the Fund's average daily net assets annually. For the fiscal year ending October 31, 2006 the Advisor has contractually agreed to reimburse its management fee for the American Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets. These agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

NOTE 5. TAX INFORMATION

During the period ended April 30, 2006, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales
American Opportunities Fund	$8,772,540	$7,751,327
International Fund	23,314,738	8,408,238

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
American Opportunities Fund	$17,556,562	$5,391,167	$(310,021)	$5,081,146
International Fund	75,590,006	39,387,967	(389,272)	38,998,695

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings
American Opportunities Fund	$-------	$4,015	$5,081,146	$-------	$5,085,161
International Fund	-------	-------	$38,998,695	-------	$38,998,695

The tax character of distributions paid during the year ended October 31, 2005 were as follows:
	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund	$-------	$1,833,542	$1,833,542
International Fund	883,457	5,205,142	6,088,599

Period Ended April 30, 2006 (Unaudited)

Financial Highlights
	American Opportunities Fund
	Period Ended April 30, 2006		Year Ended October 31, 2005		Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.75		$14.52		$13.65		$10.54		$10.67		10.95

Income from investment operations:
Net investment income (loss)	0.04		(0.01)		0.03		0.00		0.02		0.03
Net realized and unrealized gains (losses)	1.77		1.76		1.97		3.12		(0.13)		(0.27)
	1.81		1.75		2.00		3.12		(0.11)		(0.24)

Distributions:
From net investment income	-------		-------		(0.02)		(0.01)		(0.02)		(0.04)
From net realized gains	-------		(1.52)		(1.11)		-------		-------		-------
Tax return of capital	-------		-------		-------		-------	(1)	-------		-------
	-------		(1.52)		(1.13)		(0.01)		(0.02)		(0.04)

Change in net asset value for the year	1.81		0.23		0.87		3.11		(0.13)		(0.28)
Net asset value, end of year	$16.56		$14.75		$14.52		$13.65		$10.54		10.67

Total Return	12.27%		12.17%		14.60%		29.56%		(1.01)%		(2.20)%
Ratios/supplemental data
Net assets, end of year (000)	$22,996		$19,676		$16,888		$16,048		$11,303		10,789
Ratio to average net assets:
Expenses (net of reimbursement)	1.35%	+	1.35%	+	1.35%	+	1.35%	+	1.34%	+	1.35%	+
Net investment income/loss (net of reimbursement)	0.41%	+	(0.05%)	+	0.19%	+	0.01%	+	0.17%	+	0.31%	+

Portfolio turnover rate	61.41%		41.92%		37.30%		28.38%		37.50%		83.34%

(1) Less than $0.01 per share.

+ In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.46% and the ratio of net investment income to average net assets would have been 0.19% for the current period.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.47% and the ratio of net investment income to average net assets would have been (0.17)% for the year ended October 31, 2005.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 0.13% for the year ended October 31, 2001.

THOMAS WHITE FUNDS FAMILY

Period Ended April 30, 2006 (Unaudited)

Financial Highlights

	International Fund
	Period Ended April 30, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the year)

Net asset value, beginning of year	$14.52	$12.31	$10.54	$8.62		$9.27		11.76

Income from investment operations:
Net investment income (loss)	0.10	0.18	0.12	0.11		0.08		0.06
Net realized and unrealized gains
(losses)	4.50	3.28	1.80	1.94		(0.66)		(2.49)
	4.60	3.46	1.92	2.05		(0.58)		(2.43)
Distributions:
From net investment income	-------	(0.22)	(0.15)	(0.13)		(0.07)		(0.06)
From net realized gains	-------	(1.03)	-------	-------		-------		-------
	-------	(1.25)	(0.15)	(0.13)		(0.07)		(0.06)

Change in net asset value for the year	4.60	2.21	1.77	1.92		(0.65)		(2.49)
Net asset value, end of year	$19.12	$14.52	$12.31	$10.54		$8.62		9.27

Total Return	31.68%	28.27%	18.23%	23.77%		(6.28)%		(20.63)%
Ratios/supplemental data
Net assets, end of year (000)	$117,572	$76,727	$47,106	$38,820		$25,588		27,656
Ratio to average net assets:
Expenses (net of reimbursement)	1.34%	1.50%	1.50%	1.50%	+	1.50%	+	1.50%	+
Net investment income/loss (net of reimbursement)	0.57%	1.13%	1.04%	1.14%	+	0.81%	+	0.51%	+
Portfolio turnover rate	16.07%	35.72%	45.81%	25.61%		50.00%		35.38%

+ In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2005 through April 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds' IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value Nov. 1, 2005	Ending Account Value Apr. 30, 2006	Expenses Paid During Period (Nov. 1, 2005 - Apr. 30, 2006)*
American Opportunities Fund
Actual	$1,000.00	$1,115.95	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	6.75
International Fund
Actual	$1,000.00	$1,310.10	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.70

*Expenses are equal to the Funds annualized expense ratio of 1.35% for the American Opportunities Fund (after waiver and reimbursement) and 1.34% for the International Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Absent limitation of the expenses of the American Opportunities Fund, Ending Account Value would have been lower and Expenses Paid would have been higher.

PORTFOLIO DISCLOSURE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Copies may also be obtained by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330).

A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Funds' voting records on proxies relating to portfolio securities for the latest 12 month period ended June 30, 2005 are available without charge upon request by calling the Funds at 1-800-811-0535 and on the SEC's website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting of the Board of Trustees on February 28, 2006, the Board reviewed and considered the Investment Advisory Agreements (the "Agreements") between Lord Asset Management Trust (the Trust), on behalf of the Funds, and Thomas White International, Ltd. (the Advisor), to determine whether the Agreements should be continued for a one-year period. Following their review and consideration, the Trustees determined that each Agreement will enable shareholders of the Fund to which it applies to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. Accordingly, the Board, including the independent members of the Board, unanimously approved the continuation of the Investment Advisory Agreement with respect to each Fund. In reaching their decisions, the Trustees requested and obtained from the Advisor such information as they deemed reasonably necessary to evaluate the Agreements. The Trustees also carefully considered the information that they had received throughout the year from the Advisor as part of their regular oversight of the Funds, as well as profitability data and comparative fee, expense and performance information derived by Trust management from information prepared by Morningstar Principia (Morningstar), independent providers of mutual fund performance, fee and expense information. In considering the Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Advisor is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, the Advisors management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds portfolio manager, and the Advisors investment and management oversight processes. The Trustees also determined that the Advisor proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from Morningstar data that the Advisor had achieved investment performance that was competitive or superior relative to comparable funds over trailing periods. With respect to each Fund, the Trustees took note of the fact that the Fund had outperformed its peer group (based on the category average) for trailing one, three and five year periods and, in the case of the International Fund, the trailing ten year period as well. On the basis of the Trustees assessment of the nature, extent and quality of advisory services to be provided or procured by the Advisor, the Trustees concluded that the Advisor is capable of generating a level of long-term investment performance that is appropriate in light of the Funds investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of the Board's review of the fees to be charged by the Advisor for investment advisory and other services, and the estimated profitability of the Advisor's relationship with each Fund, the Board concluded that the level of investment advisory fees and the Advisor's profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the anticipated profitability of the relationship between each Fund and the Advisor. On the basis of comparative information derived from Morningstar data, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund, on a net basis, are lower than industry medians, particularly with respect to mutual funds of comparable asset size. With respect to each Fund, the Trustees noted that each of the Funds had a strong performance record, which helped to compensate for each Fund's higher-than median gross management fee and expense ratio. The Trustees also noted that the Advisor had proposed to renew its contractual commitment to limit the International Fund's total average operating expenses to 1.50% of average daily net assets and the American Opportunity Fund's total average operating expenses to 1.35% of average daily net assets for an additional year.

The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Fund's investment advisory fees do not reduce should Fund assets grow meaningfully, the Trustees concluded that the Fund's investment advisory fees appropriately reflect the current economic environment for the Advisor and the competitive nature of the mutual fund market. The Trustees noted that the Advisor has continued to limit the Funds' annual operating expenses by waiving fees and/or reimbursing certain Fund expenses, and further determined that the Funds have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees. The Trustees also noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Advisor, in the future.

Benefits (such as soft dollars) to the Advisor from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits described by the Advisor from its relationship with the Funds, including soft dollar benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to the Advisor by virtue of the Advisors provision of administration and fund accounting services, in addition to investment advisory services, at no separate cost to the Funds, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds operations.

Other Considerations. In approving the Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Trustees favorably considered the compliance track record of the Funds and the Advisor. The Trustees also concluded that the Advisor has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including expense limitation arrangements with respect to each Fund to the benefit of Fund shareholders.

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

and President

Nicholas G. Manos

Trustee

Edward E. Mack III

Trustee

Elizabeth G. Montgomery

Trustee

John N. Venson, D.P.M.

Trustee

Douglas M. Jackman, CFA

Vice President and Secretary

David Sullivan II

Treasurer and

Assistant Secretary

INVESTMENT ADVISER AND ADMINISTRATOR

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

REGISTERED INDEPENDENT ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services LLC

Milwaukee, Wisconsin

FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE

CONTACT THE FUNDS FAMILY AT 800- 811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhite.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST
By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)
Date: July 7, 2006

By: /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: July 7, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.